Exhibit 10.2

AGREEMENT AND CONSENT
This Agreement and Consent, dated as of November 9, 2017 (this “Agreement”) is among Andeavor Logistics LP, a Delaware limited partnership (f/k/a Tesoro Logistics LP, the “Borrower”), certain Subsidiaries of the Borrower party hereto (the “Guarantors”), the undersigned Lenders (as defined below), and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
INTRODUCTION
A.    The Borrower, the financial institutions party thereto as Lenders (the “Lenders”), and the Administrative Agent have entered into that certain Drop Down Credit Agreement dated as of January 29, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).
B.    Pursuant to the terms of the Credit Agreement, the Investment Grade Date occurs on the first date on which (i) one of the Rating Agencies maintains an Investment Grade Rating, and the other Rating Agency maintains a Debt Rating equal to or more favorable than BB+ (stable) or Ba1 (stable), as applicable, and (ii) the Borrower notifies the Administrative Agent in writing of such Investment Grade Rating.
C.    Upon and following the occurrence of the Investment Grade Date, certain changes to the covenants (including financial covenants) and other provisions of the Credit Agreement and the Loan Documents occur automatically as provided therein, the Loan Parties are no longer required to secure the Obligations, and in connection therewith, the Administrative Agent is authorized to instruct the Collateral Agent to release all Liens on the Collateral and the Collateral Agent shall release such Liens.
D.    S&P now maintains an Investment Grade Rating, and Moody’s now maintains a Debt Rating equal to Ba2. As Moody’s indicated in its October 26, 2017 press release, until the Liens under the Loan Documents are released, Moody’s Loss Given Default Methodology would preclude an upgrade of the Debt Rating to Ba1 to satisfy the remaining requirement of the definition of Investment Grade Date.
E.    The Borrower has requested that the Administrative Agent and the Lenders agree that the Investment Grade Date has occurred, consent to the release of all Liens on any property granted to or held by the Collateral Agent under any Loan Document, subject to the terms and conditions set forth herein.
THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:
Section 1.    Definitions; References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
Section 2.    Consent. Subject to the terms and conditions of this Agreement, the Lenders and the Administrative Agent hereby (a) agree that the Investment Grade Date is deemed to have occurred for all purposes under the Credit Agreement and the other Loan Documents, (b) consent to the release of all Collateral, and (c) authorize and instruct the Administrative Agent to instruct the Collateral Agent to release all Liens on any property granted to or held by the Collateral Agent under any Loan Document. The agreement by the Lenders described in this Section 2 is strictly limited to the items detailed in clauses (a)-(c) above. Such agreement shall not be construed to be a consent to any other departure from the requirements of, or a waiver of non-compliance with, any terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any other Loan Documents.
Section 3.    Representations and Warranties. Each of the Borrower and the Guarantors represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery, and performance of this Agreement by the Borrower and the Guarantors are within the corporate or equivalent power and authority of the Borrower and the Guarantors and have been duly authorized by all necessary corporate or other organizational action, (b) this Agreement and the Credit Agreement as modified hereby constitute legal, valid, and binding obligations of the Borrower and the Guarantors, enforceable against the Borrower and the Guarantors in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally or by general principles of equity, (c) the representations and warranties of the Borrower and the Guarantors contained in each Loan Document are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) on and as of the date of this Agreement, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 3(c), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively, and (d) no Default exists or will result from this Agreement.
Section 4.    Effectiveness. This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:
(a)    Documentation. The Administrative Agent (or its counsel) shall have received this Agreement, duly and validly executed by a Responsible Officer of the Borrower and each Guarantor, or the General Partner acting on behalf of the Borrower or such Guarantor, as applicable, and the Lenders.
(b)    Fees and Expenses. The Borrower shall have paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 10.04 of the Credit Agreement.
Section 5.    Effect on Loan Documents. Except as amended herein, the Credit Agreement and the other Loan Documents remain in full force and effect as originally executed and are hereby in all respects ratified and confirmed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or the Lenders’ rights under the Loan Documents, as amended. On and after the effectiveness of this Agreement, any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as amended by this Agreement. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under the other Loan Documents.

Section 6.    Reaffirmation of Guaranty. By its signature hereto, each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guaranty the Borrower’s obligations under the Credit Agreement and the other amounts described in the Guaranty following the execution of this Agreement.
Section 7.    Choice of Law. This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.
Section 8.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 9.    Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Agreement.
THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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EXECUTED as of the date first set forth above.
ANDEAVOR LOGISTICS LP
By: Tesoro Logistics GP, LLC, its general partner
By:    /s/ Stephan E. Tompsett
Name:    Stephan E. Tompsett
Title:    Vice President and Treasurer
TESORO LOGISTICS OPERATIONS LLC
By:    /s/ Stephan E. Tompsett
Name:    Stephan E. Tompsett
Title:    Vice President and Treasurer
TESORO HIGH PLAINS PIPELINE
    COMPANY LLC
By:    /s/ Stephan E. Tompsett
Name:    Stephan E. Tompsett
Title:    Vice President and Treasurer
TESORO LOGISTICS FINANCE CORP.
By:    /s/ Stephan E. Tompsett
Name:    Stephan E. Tompsett
Title:    Vice President and Treasurer
TESORO LOGISTICS PIPELINES LLC
By:    /s/ Stephan E. Tompsett
Name:    Stephan E. Tompsett
Title:    Vice President and Treasurer

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TESORO LOGISTICS NORTHWEST
    PIPELINE LLC
By:    /s/ Stephan E. Tompsett
Name:    Stephan E. Tompsett
Title:    Vice President and Treasurer
TESORO SOCAL PIPELINE COMPANY LLC
By:    /s/ Stephan E. Tompsett
Name:    Stephan E. Tompsett
Title:    Vice President and Treasurer
TESORO ALASKA PIPELINE
    COMPANY LLC
By:    /s/ Stephan E. Tompsett
Name:    Stephan E. Tompsett
Title:    Vice President and Treasurer
ANDEAVOR FIELD SERVICES LLC
By:    /s/ Stephan E. Tompsett
Name:    Stephan E. Tompsett
Title:    Vice President and Treasurer
ANDEAVOR MIDSTREAM PARTNERS
    GP LLC
By:    /s/ Stephan E. Tompsett
Name:    Stephan E. Tompsett
Title:    Vice President and Treasurer

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ANDEAVOR MIDSTREAM PARTNERS LP

By: ANDEAVOR MIDSTREAM PARTNERS
    GP LLC, its general partner
By:    /s/ Stephan E. Tompsett
Name:    Stephan E. Tompsett
Title:    Vice President and Treasurer
ANDEAVOR MIDSTREAM PARTNERS
    OPERATING LLC
By:    /s/ Stephan E. Tompsett
Name:    Stephan E. Tompsett
Title:    Vice President and Treasurer
ANDEAVOR GATHERING I LLC
By:    /s/ Stephan E. Tompsett
Name:    Stephan E. Tompsett
Title:    Vice President and Treasurer
RENDEZVOUS PIPELINE COMPANY, LLC
By:    /s/ Stephan E. Tompsett
Name:    Stephan E. Tompsett
Title:    Vice President and Treasurer
GREEN RIVER PROCESSING, LLC
By:    /s/ Stephan E. Tompsett
Name:    Stephan E. Tompsett
Title:    Vice President and Treasurer

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TESORO ALASKA TERMINALS LLC
By:    /s/ Stephan E. Tompsett
Name:    Stephan E. Tompsett
Title:    Vice President and Treasurer
WESTERN REFINING LOGISTICS, LP

By: Western Refining Logistics GP, LLC, its general partner
By:    /s/ Stephan E. Tompsett
Name:    Stephan E. Tompsett
Title:    Vice President and Treasurer
WESTERN REFINING PIPELINE, LLC
By:    /s/ Stephan E. Tompsett
Name:    Stephan E. Tompsett
Title:    Vice President and Treasurer
WESTERN REFINING WHOLESALE, LLC
By:    /s/ Stephan E. Tompsett
Name:    Stephan E. Tompsett
Title:    Vice President and Treasurer
WESTERN REFINING TERMINALS, LLC
By:    /s/ Stephan E. Tompsett
Name:    Stephan E. Tompsett
Title:    Vice President and Treasurer

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BANK OF AMERICA, N.A., as Administrative Agent
By:    /s/ Darleen R. Digrazia
Name:    Darleen R. Digrazia
Title:    Vice President

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BANK OF AMERICA, N.A., as a Lender
By:    /s/ Ronald E. McKaig
Name:    Ronald E. McKaig
Title:    Managing Director

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ABN AMRO Capital USA LLC, as a Lender
By:    /s/ Darrell Holley
Name:    Darrell Holley
Title:    Managing Director
By:    /s/ Kaylan Hopson
Name:    Kaylan Hopson
Title:    Vice President

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The Bank of Tokyo Mitsubishi UFJ, as a Lender
By:    /s/ Anastasiya Haurylenia
Name:    Anastasiya Haurylenia
Title:    Vice President

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Barclays Bank PLC, as a Lender
By:    /s/ Sydney G. Dennis
Name:    Sydney G. Dennis
Title:    Director

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BNP Paribas, as a Lender
By:    /s/ Joe Onischuk
Name:    Joe Onischuk
Title:    Managing Director
By:    /s/ Reginald Crichlow
Name:    Reginald Crichlow
Title:    Vice President

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Citibank, N.A., as a Lender
By:    /s/ Peter Kardos
Name:    Peter Kardos
Title:    Vice President

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Compass Bank, as a Lender
By:    /s/ Michael Song
Name:    Michael Song
Title:    Senior Vice President

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Credit Suisse AG, Cayman Islands Branch, as a Lender
By:    /s/ Mikhail Faybusovich
Name:    Mikhail Faybusovich
Title:    Authorized Signatory
By:    /s/ Christopher Zybrick
Name:    Christopher Zybrick
Title:    Authorized Signatory

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Deutsche Bank AG, New York Branch, as a Lender
By:    /s/ Dusan Lazarov
Name:    Dusan Lazarov
Title:    Director
By:    /s/ Anca Trifan
Name:    Anca Trifan
Title:    Managing Director

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Frost Bank, a Texas state bank, as a Lender
By:    /s/ Philip R. Rosenfeld
Name:    Philip R. Rosenfeld
Title:    Senior Vice President

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Goldman Sachs Bank USA, as a Lender
By:    /s/ Chris Lam
Name:    Chris Lam
Title:    Authorized Signatory

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JPMorgan Chase Bank, N.A., as a Lender
By:    /s/ Jeffrey C. Miller
Name:    Jeffrey C. Miller
Title:    Vice President

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Mizuho Bank, Ltd., as a Lender
By:    /s/ Leon Mo
Name:    Leon Mo
Title:    Authorized Signatory

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PNC Bank, National Association, as a Lender
By:    /s/ Sean Piper
Name:    Sean Piper
Title:    AVP

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Raymond James Bank, N.A., as a Lender
By:    /s/ Scott G. Axelrod
Name:    Scott G. Axelrod
Title:    Senior Vice President

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Royal Bank of Canada, as a Lender
By:    /s/ Jason S. York
Name:    Jason S. York
Title:    Authorized Signatory

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Sumitomo Mitsui Banking Corp., as a Lender
By:    /s/ James D. Weinstein
Name:    James D. Weinstein
Title:    Managing Director

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SunTrust Bank, as a Lender
By:    /s/ Chulley Bogle
Name:    Chulley Bogle
Title:    Vice President

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Toronto Dominion (Texas) LLC, as a Lender
By:    /s/ Annie Dorval
Name:    Annie Dorval
Title:    Authorized Signatory

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UBS AG, Stamford Branch, as a Lender
By:    /s/ Houssem Daly
Name:    Houssem Daly
Title:    Associate Director
    Banking Products Services, US
By:    /s/ Darlene Arias
Name:    Darlene Arias
Title:    Director

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U.S. Bank National Association, as a Lender
By:    /s/ Mark Salierno
Name:    Mark Salierno
Title:    Vice President

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Wells Fargo Bank, N.A., as a Lender
By:    /s/ Melina Mackey
Name:    Melina Mackey
Title:    Vice President

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